UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 12, 2017

VOXX INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-28839 (Commission File Number)
13-1964841 (IRS Employer Identification No.)
2351 J Lawson Blvd., Orlando, Florida (Address of principal executive offices)	32824 (Zip Code)

Registrant's telephone number, including area code (800) 654-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment             of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 12, 2017, VOXX International Corporation (“the Company”) entered into an employment agreement with each of Mr. Charles M. Stoehr, Senior V.P. and CFO, Ms. Loriann Shelton, Senior V.P. and COO, and Mr. Thomas Malone, Senior V.P. (individually, the “Employment Agreement”).

Charles M. Stoehr’s Employment Agreement

Mr. Stoehr will continue to be employed as Senior V.P. and CFO of the Company from January 12, 2017 through February 28, 2020 unless terminated earlier pursuant to the terms of his Employment Agreement. The Employment Agreement will automatically renew on a year to year basis unless either party gives at least 180 days’ notice prior to the expiration of the initial or renewal term of its intention not to renew.

The Employment Agreement provides him with the following compensation and benefits:

•	Annual Base Compensation of $400,000;

•	An annual bonus based on 0.75% of consolidated pre-tax earnings (including certain adjustments);

•
Participation in employee benefit plans of the Company that may be in effect from time to time to the extent that Mr. Stoehr is eligible under the terms of those plans, but not less favorable than currently in effect;

•	A term life insurance policy with a death benefit of $1,000,000 (or such reduced amount as may be required by the Company’s insurer due to age coverage constraints);

•	An automobile allowance not to exceed $1,000 per month.

The Employment Agreement further provides Mr. Stoehr may be terminated for “cause” as defined therein. In the event Mr. Stoehr’s employment is terminated “without cause” or he terminates his employment for “good reason,” Mr. Stoehr shall be entitled to receive one year Base Compensation plus any earned and unpaid Base Compensation for the period ending on termination plus any bonus prorated as of the date of termination. If Mr. Stoehr voluntarily retires after two (2) years from the effective date of the Employment Agreement, he shall be entitled to receive one year Base Compensation, reduced by the market value of his SERP as of the date of his retirement.

In the event his employment is terminated as a result of his Disability, the Company shall pay him an amount equal to any disability payments provided pursuant to his benefits package plus one year of Base Compensation plus any earned and unpaid Base Compensation for the period ending on termination plus any bonus prorated as of the date of Disability and pay for and continue his life insurance policy for a period of one year.

In the event that Mr. Stoehr’s employment is terminated due to death, the Company shall pay to his beneficiary any earned and unpaid Base Compensation for the period ending on the date of his death plus any bonus prorated as of the date of death. Under the agreement, Mr. Stoehr is subject to confidentiality, non-compete, non-solicitation and non-interference restrictions.

Loriann Shelton’s Employment Agreement

    Pursuant to Ms. Shelton’s Employment Agreement, she will continue to be employed as Senior V.P. and COO of the Company from January 12, 2017 through February 28, 2020 unless terminated earlier pursuant to the terms of the agreement. The Employment Agreement will automatically renew on a year to year basis unless either party gives at least 180 days’ notice prior to the expiration of the initial or renewal term of its intention not to renew.

The Employment Agreement provides her with the following compensation and benefits:

•	Annual Base Compensation of $450,000;

•
A guaranteed annual bonus in the amount of $50,000 and she will be eligible for an additional annual cash bonus of $37,500 upon achievement of consolidated pre-tax earnings of $5 million plus an additional $37,500 for achievement of each additional $5 million of consolidated pre-tax earnings (including certain adjustments) thereafter;

•
Participation in employee benefit plans of the Company that may be in effect from time to time to the extent that Ms. Shelton is eligible under the terms of those plans, but not less favorable than currently in effect;

•	A term life insurance policy with a death benefit of $1,000,000 (or such reduced amount as may be required by the Company’s insurer due to age coverage constraints);

•	An automobile allowance not to exceed $1,000 per month.

The Employment Agreement further provides Ms. Shelton may be terminated for “cause” as defined therein. In the event Ms. Shelton’s employment is terminated “without cause” or she terminates her employment for “good reason,” Ms. Shelton shall be entitled to receive one year Base Compensation plus any earned and unpaid Base Compensation for the period ending on termination plus any guaranteed bonus and any incentive bonus prorated as of the date of termination. If Ms. Shelton voluntarily retires after two (2) years from the effective date of the Employment Agreement, she shall be entitled to receive one year Base Compensation, reduced by the market value of her SERP as of the date of her retirement.

In the event her employment is terminated as a result of her Disability, the Company shall pay her an amount equal to any disability payments provided pursuant to her benefits package plus one year of Base Compensation plus any earned and unpaid Base Compensation for the period ending on termination plus any guaranteed bonus and any incentive bonus prorated as of the date of Disability and pay for and continue her life insurance policy for a period of one year.

In the event that Ms. Shelton’s employment is terminated due to death, the Company shall pay to her beneficiary any earned and unpaid Base Compensation for the period ending on the date of her death plus any guaranteed bonus and any incentive bonus prorated as of the date of death. Under the agreement, Ms. Shelton is subject to confidentiality, non-compete, non-solicitation and non-interference restrictions.

Thomas Malone’s Employment Agreement

Pursuant to Mr. Malone’s Employment Agreement, he will continue to be employed as Senior V.P. of the Company from January 12, 2017 through February 28, 2020 unless terminated earlier pursuant to the terms of the agreement. The Employment Agreement will automatically renew on a year to year basis unless either party gives at least 180 days’ notice prior to the expiration of the initial or renewal term of its intention not to renew.

The Employment Agreement provides him with the following compensation and benefits:

•	Annual Base Compensation of $225,000;

•	An annual bonus of 0.5% of the gross profit on the sale of the following products: 360 fly, Singtrix, S4W, Car Connection / AT&T, Eyelock (Voxx Distribution), Freewavz and Striiv

and in no event shall the bonus be an amount less than $225,000. Additionally, in the event of a sale of Voxx’s ownership stake in Eyelock LLC, Mr. Malone shall receive 1% of Voxx’s net gain from the sale less accumulated losses; and in the event of a sale of Voxx’s ownership stake in 360fly, Inc., Mr. Malone shall receive 1% of Voxx’s pre-tax profit;

•
Participation in employee benefit plans of the Company that may be in effect from time to time to the extent that Mr. Malone is eligible under the terms of those plans, but not less favorable than currently in effect;

•	A term life insurance policy with a death benefit of $1,000,000 (or such reduced amount as may be required by the Company’s insurer due to age coverage constraints);

•	An automobile allowance not to exceed $1,000 per month.

The Employment Agreement further provides Mr. Malone may be terminated for “cause” as defined therein. In the event Mr. Malone’s employment is terminated “without cause” or he terminates his employment for “good reason,” Mr. Malone shall be entitled to receive one year Base Compensation plus any earned and unpaid Base Compensation for the period ending on termination plus any guaranteed bonus and any incentive bonus prorated as of the date of termination. If Mr. Malone voluntarily retires after two (2) years from the effective date of the Employment Agreement, he shall be entitled to receive one year Base Compensation, reduced by the market value of his SERP as of the date of his retirement.

In the event his employment is terminated as a result of his Disability, the Company shall pay him an amount equal to any disability payments provided pursuant to his benefits package plus one year of Base Compensation plus any earned and unpaid Base Compensation for the period ending on termination plus any guaranteed bonus and any incentive bonus prorated as of the date of Disability and pay for and continue his life insurance policy for a period of one year.

In the event that Mr. Malone’s employment is terminated due to death, the Company shall pay to his beneficiary any earned and unpaid Base Compensation for the period ending on the date of his death plus any guaranteed bonus and any incentive bonus prorated as of the date of death. Under the agreement, Mr. Malone is subject to confidentiality, non-compete, non-solicitation and non-interference restrictions.

The preceding description of each Employment Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to each of the Employment Agreements, a copy of each of which will be filed as an Exhibit to the Company’s Annual Report on Form 10-K.

The information furnished under Item 5.02 shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOXX International Corporation (Registrant)

Date: January 19, 2017

BY: /s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer